Guggenheim Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated September 30, 2014

to the currently effective Summary Prospectus (the “Prospectus”),

as supplemented from time to time, for Guggenheim Enhanced World Equity Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectus for the Fund and should be read in conjunction with the Prospectus.

Effective immediately, Jamal Pesaran no longer serves as a portfolio manager for the Fund and Daniel Cheeseman is added as a portfolio manager for the Fund. Accordingly, all references to Jamal Pesaran are hereby deleted.

Effective immediately, the first paragraph in the section titled “Management of the Fund” on page 6 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (“Investment Manager”), serves as the investment manager of the Fund. Jayson Flowers and Daniel Cheeseman are primarily responsible for the day-to-day management of the Fund. They each hold the title of Portfolio Manager with the Investment Manager. Jayson Flowers has managed the Fund since its inception in June 2013. Daniel Cheeseman has managed the Fund since September 2014.

Please Retain This Supplement for Future Reference

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